Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

January 10, 2017

Solar Mosaic, Inc.
1212 Broadway, 3rd Floor
Oakland, California 94612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Solar Mosaic, Inc. (the “Company”) and Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Mosaic Trust 2017-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 4, 2016, representatives of Guggenheim, on behalf of the Company, provided us with a solar asset listing with respect to 5,595 solar assets (the “Solar Asset Listing”).  At the Company’s instruction, we randomly selected 150 solar assets from the Solar Asset Listing (the “Sample Assets”).

On October 12, 2016, representatives of the Company provided with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2016, with respect to each of the 150 Sample Assets (the “Sample Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

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Characteristics
1.	Loan ID (for informational purposes only)	15.	Monthly income
2.	State	16.	Countersign date
3.	Zip code	17.	Origination date
4.	Choice rate	18.	Current principal balance
5.	Standard rate	19.	Estimated annual production (kWh)
6.	Original loan amount	20.	Original FICO score
7.	Choice monthly payment	21.	First payment date
8.	Re-amortized monthly payment	22.	Maturity date
9.	Original term (years)	23.	Loan product type
10.	ITC amount	24.	Loan status (i.e. current (0-29 days) or delinquent)
11.	Installer	25.	Inverter manufacturer
12.	Debt-to-income ratio	26.	Payment by ACH transfer (yes/no)
13.	Loan-to-value ratio	27.	Age/seasoning (months)
14.	Home value	28.	Remaining term (months)

We compared Characteristics 2. through 11. to the corresponding information set forth on or derived from the “Loan Agreement;” Characteristics 12. through 24. to an electronic contract file, prepared, created, and delivered by the Company, from the servicer system as of September 30, 2016 (the “Servicer System File”); and Characteristic 25. to the corresponding information set forth on the Installer Agreement, Permission to Operate, Bill of Lading or Servicer System File (collectively, “Inverter Manufacture Documentation”.

With respect to our comparison of Characteristic 26., if (a) the Sample Data File indicated a value of “yes” in the “payment by ACH transfer” field and we observed the existence of a routing number in the “current routing number” field set forth on the Sample Data File, such Sample Asset was deemed to be paid by ACH transfer and (b) the conditions in clause (a) were not met, such Sample Asset was deemed to not be paid by ACH transfer.

With respect to our comparison of Characteristic 27., we recomputed the age/seasoning as the number of months between (i) the origination date (as set forth on the Servicer System File) and (ii) September 30, 2016.

With respect to our comparison of Characteristic 28., we recomputed the remaining term as the number of months between (i) the original loan term (as set forth on the Servicer System File) expressed in months, and (ii) the seasoning (as determined above).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 7. and 8., differences of $5.00 or less are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 10., differences of $250.00 or less are noted to be “in agreement;” and

•
with respect to our comparison of Characteristic 11., an installer of “Envirosolar,” as set forth on the Sample Data File, is noted to be “in agreement” with “Global Efficient Energy,” as set forth on the Loan Agreement.

The solar asset documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above mentioned Asset Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Sample Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP